Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS - 74.0% (a)
	Airlines - 2.2%
133,450	Southwest Airlines Co.	$4,561,321
	Commercial Services, Finance - 8.4%
99,880	PayPal Holdings, Inc. *	17,402,092
	Computer Services - 6.5%
62,760	Accenture PLC, Cl A	13,475,827
	Distribution/Wholesale - 3.8%
184,400	Fastenal Co.	7,899,696
	Finance, Credit Card - 4.5%
48,670	Visa Inc.	9,401,584
	Finance, Investment Banker/Broker - 4.5%
278,670	The Charles Schwab Corp.	9,402,326
	Internet Content-Entertainment - 4.3%
38,970	Facebook, Inc. *	8,848,918
	Investment Management/Advisory Services - 5.5%
91,560	T. Rowe Price Group Inc.	11,307,660
	Medical, Health Maintenance Organization - 6.9%
48,470	UnitedHealth Group Inc.	14,296,227
	Retail, Building Products - 5.7%
47,530	The Home Depot, Inc.	11,906,740
	Retail, Discount - 4.8%
33,110	Costco Wholesale Corp.	10,039,283
	Super-Regional Banks - United States - 4.6%
91,220	PNC Financial Services Group, Inc.	9,597,256
	Web Portals/Internet Service Providers - 12.3%
9,000	Alphabet, Inc., Cl A *	12,762,450
9,000	Alphabet, Inc., Cl C *	12,722,490
		25,484,940
	Total common stocks (cost $61,588,971)	153,623,870

SHORT-TERM INVESTMENTS - 26.1% (a)
	Money Market Fund - 14.9%
30,984,923	First American Treasury Obligations, Cl X, 0.084%^	30,984,923
	Total money market fund (cost $30,984,923)	30,984,923
	U.S. Treasury Securities - 11.2%
$8,200,000	U.S. Treasury Bills, 0.119%, due 07/23/20†	8,199,386
7,500,000	U.S. Treasury Bills, 0.146%, due 09/24/20†	7,497,432
7,500,000	U.S. Treasury Bills, 0.157%, due 12/03/20†	7,494,995
	Total U.S. treasury securities (cost $23,187,944)	23,191,813
	Total short-term investments (cost $54,172,868)	54,176,736
	Total investments - 100.1% (cost $115,761,838)	207,800,606
	Other assets, less liabilities - (0.1%) (a)	(119,342)
	TOTAL NET ASSETS - 100.0%	$207,681,264

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7-day yield as of June 30, 2020.
†	The rate shown is the effective yield as of June 30, 2020.
PLC	Public Limited Company

Summary of Fair Value Exposure at June 30, 2020 (Unaudited)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 – Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of June 30, 2020, based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Assets:
Level 1 - Common Stocks	$153,623,870
Money Market Fund	30,984,923
Total Level 1	184,608,793
Level 2 - U.S. Treasury Securities	23,191,813
Level 3 -	---
Total	$207,800,606

See the Schedule of Investments for investments detailed by industry classifications.